EXHIBIT 13.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of CENTRAIS ELÉTRICAS BRASILEIRAS S.A. – ELETROBRAS (the “Company”) on Form 20-F for the year ended December 31, 2021, as originally filed with the U.S. Securities and Exchange Commission on May 6, 2022 and as amended on the date hereof  (the “Report”), I, Elvira Baracuhy Cavalcanti Presta, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(i)the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934, as amended; and

(ii)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 3, 2022

By:	/s/ Elvira Baracuhy Cavalcanti Presta

Elvira Baracuhy Cavalcanti Presta
Chief Financial Officer and Investor Relations Officer